UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2006

CIRCUIT CITY CREDIT CARD MASTER TRUST

(Exact name of registrant as specified in its charter)

Laws of the United States	33-99362	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

White Clay Center Building 200 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

302/575-5000

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events.

The Certificateholders Statement for the month of January 2006 was distributed to the Series 2003-2 Certificateholders on February 15, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Shell company transactions.

(d) Exhibits.

The following is filed as an exhibit to this report under Exhibit 99:

Exhibit No.	Description
99.1	Excess Spread Analysis

99.2	Series 2003-2 Certificateholders Statement for the month of January 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRCUIT CITY CREDIT CARD MASTER TRUST

CHASE BANK USA, NATIONAL ASSOCIATION
as Servicer

By:	/s/ Patricia Garvey
	Name:	Patricia Garvey
	Title:	Vice President

Date: February 15, 2006

CIRCUIT CITY CREDIT CARD MASTER TRUST

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Excess Spread Analysis

99.2	Series 2003-2 Certificateholders Statement for the month of January 2006.